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                               Janus Aspen Series

                         Supplement dated April 8, 2010
                       to Currently Effective Prospectuses

Janus Aspen Series (the "Trust") anticipates holding a Special Meeting of Shareholders (the "Meeting") on June 10, 2010 (or any adjournments or postponements thereof) to vote on certain proposals as set forth below. Each proposal was previously approved by the Board of Trustees of the Trust. Shareholders of record on March 17, 2010 are entitled to vote at the Meeting.

Election of Trustees (all Portfolios)

Shareholders of EACH PORTFOLIO will be asked to approve the election of ten Trustees. Eight of the nominees currently serve as Trustees of the Trust. If all nominees are elected, the Board of Trustees will be comprised of ten "independent" Trustees until two of those members retire effective December 31, 2010, at which time the Board of Trustees will revert to eight members.

Performance-Based Investment Advisory Fee (Forty Portfolio, Janus Portfolio, and Overseas Portfolio only)

Shareholders of FORTY PORTFOLIO, JANUS PORTFOLIO, AND OVERSEAS PORTFOLIO, voting separately, will be asked to approve an amended and restated investment advisory agreement between the Trust, on behalf of their Portfolio, and Janus Capital Management LLC ("Janus Capital") to change the annual rate of compensation paid to Janus Capital as the Portfolio's investment adviser from a fixed rate to a rate that adjusts up or down based on the Portfolio's performance relative to its benchmark index (the "Proposed Amended Advisory Agreement").

Under the Proposed Amended Advisory Agreement, the investment advisory fee to be paid to Janus Capital by each Portfolio will consist of two components: (1) a base fee calculated by applying the current contractual fixed-rate advisory fee rate of 0.64% to a Portfolio's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made (so only the Base Fee Rate applies) until the applicable Proposed Amended Advisory Agreement has been in effect for at least 12 months for Janus Portfolio; 15 months for Overseas Portfolio; or 18 months for Forty Portfolio. When the Proposed Amended Advisory Agreement has been in effect for at least 12 months (15 months for Overseas Portfolio and 18 months for Forty Portfolio), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Proposed Amended Advisory Agreement took effect. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

For each Portfolio, the Base Fee Rate will be the same as the current annual fixed rate (0.64%) paid to Janus Capital by the Portfolio under its current investment advisory agreement. The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Portfolio, depending on the investment performance of the Portfolio relative to its benchmark index (shown below) over the performance measurement period (the performance of the benchmark index applicable to Janus Portfolio is calculated daily based on the performance of two separate indices, each of which are given an equal weighting (50% / 50%) in the benchmark index). No Performance Adjustment will be applied unless the difference between a Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Portfolio's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses, whereas a Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio's benchmark index.

The investment performance of a Portfolio's Service Shares will be used for purposes of calculating the Performance Adjustment. After Janus Capital determines whether a particular Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of that

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Portfolio's benchmark index, Janus Capital will apply the same Performance
Adjustment (positive or negative) across each other class of shares of the Portfolio.

The proposed benchmark index for each Portfolio is shown in the following table:

 Portfolio                             Benchmark Index
 ---------                             ---------------
 Forty Portfolio                       Russell 1000(R) Growth Index(1)
 Janus Portfolio                       Core Growth Index(2)
 Overseas Portfolio                    MSCI All Country World ex-U.S. Index(SM)(3)


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 (1) The Russell 1000(R) Growth Index measures the performance of those Russell
     1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

 (2) The Core Growth Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000(R) Growth Index (50%) and the S&P 500(R) Index (50%).

 (3) The Morgan Stanley Capital International ("MSCI") All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

If approved for a Portfolio, the Proposed Amended Advisory Agreement for that Portfolio is expected to become effective on July 1, 2010, or as soon as practicable after shareholder approval is obtained.

All Portfolios

Shareholders of one or more of the Portfolios as of March 17, 2010, will receive a Proxy Statement providing notice of the Special Meeting of Shareholders. If you purchased shares of one or more of the Portfolios through a financial intermediary and held those shares as of March 17, 2010, your financial intermediary will generally be forwarding the materials to you related to each of the above proposals and requesting your vote. If you did not hold shares of one or more of the Portfolios on March 17, 2010, you will not receive a Proxy Statement and will not be entitled to vote. The Proxy Statement is also available, free of charge, on the SEC's website at www.sec.gov, at janus.com/update, or by calling Janus Capital at 1-877-335-2687. Results of voting at the shareholder meeting will be available in shareholder reports for the period that includes the date of the shareholder meeting.

                Please retain this Supplement with your records.